SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2005

FINANCIAL ASSET SECURITIES CORP.

(as depositor under the Pooling and Servicing Agreement,

dated as of August 1, 2005, providing for the issuance of

First Franklin Mortgage Loan Trust 2005-FFH4

Asset-Backed Certificates, Series 2005-FFH4)

Financial Asset Securities Corp. (Exact name of registrant as specified in its charter)

Delaware	333-121661-34	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Description of the Certificates and the Mortgage Pool

As of the date hereof, Financial Asset Securities Corp. (the “Registrant”) plan a series of certificates entitled First Franklin Mortgage Loan Trust 2005-FFH4, Asset-Backed Certificates, Series 2005-FFH4 (the “Certificates”), to be issued pursuant to a pooling and servicing agreement, dated as of August 1, 2005, among the Registrant as depositor, National City Home Loan Services, Inc. as servicer and Deutsche Bank National Trust Company, as trustee. The Certificates designated as the Series 2005-FFH4 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a pool (the “Mortgage Pool”) of conventional, one- to four-family, fixed rate and adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

Computational Materials

Greenwich Capital Markets, Inc. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as “Computational Materials”, in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements Not applicable
(b)	Pro Forma Financial Information Not applicable
(c)	Exhibits:

Exhibit No.	Item 601(a) of Regulation S K Exhibit No.	Description
1	99

Computational Materials (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of First Franklin Mortgage Loan Trust 2005-FFH4, Asset Backed Certificates, Series 2005-FFH4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 2005

FINANCIAL ASSET SECURITIES CORP.

By:	/s/ Frank Skibo
Name:	Frank Skibo
Title:	Managing Director

Index to Exhibits

Exhibit No.	Item 601(a) of Regulation S K Exhibit No.	Description	Sequentially Numbered Page
1	99	Computational Materials	Filed Manually

EXHIBIT 99.1

FILED BY PAPER